Exhibit 10.39

THIRD AMENDMENT TO LOAN DOCUMENTS

This Third Amendment to Loan Documents  (this “Amendment”) is entered into as of November 30, 2010, by and between COMERICA BANK (“Bank”) and  BRIDGEPOINT EDUCATION, INC. (“Parent”), BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (“BEREH”), ASHFORD UNIVERSITY, LLC (“Ashford”), UNIVERSITY OF THE ROCKIES, LLC (“UOR”) and WAYPOINT OUTCOMES, LLC (“Waypoint”, and collectively with Parent, BEREH, Ashford, and UOR, each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Credit Agreement dated as of January 29, 2010 (“Credit Agreement”), that certain Security Agreement dated as of January 29, 2010, that certain Revolving Credit Note issued on January 29, 2010, and that certain LIBOR/Prime Referenced Rate Addendum to Revolving Credit Note dated as of January 29, 2010 (as each agreement may be amended from time to time, including without limitation that certain extension letter dated as of March 23, 2010, that certain First Amendment to Loan Documents dated as of July 30, 2010 and that Second Amendment to Loan Documents dated as of August 5, 2010, together with any related documents, the “Loan Documents”).  The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined term in Section 1.1 of the Credit Agreement hereby is amended and restated as follows:

“Annual Budget” shall mean, for any fiscal year of Parent, the operating budget for such year proposed by Parent’s management and delivered to Bank in accordance with Section 4.4(b), which budget shall include, without limitation, (1) for each quarter of such fiscal year, an estimate of Parent’s consolidated net income, as defined under GAAP, for such quarter (for any such quarter, the “Budgeted Net Income”), and (2) an estimate of the total Cash to be held by the Borrowers at the end of each month of such fiscal year (each such monthly estimate, the “Budgeted Cash”); in each case, in form and content reasonably acceptable to Bank.  During any period in which Borrower has not delivered a final operating budget of the type described in Section 4(b)(ii), Budgeted Net Income and Budgeted Cash for each determination date occurring during such period shall be calculated on the basis of the preliminary budget delivered in accordance with Section 4(b)(i).

2.             Section 4.4 (b) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(b)         Annual Projections.  For each fiscal year of Parent (beginning with the 2011 fiscal year), Parent shall deliver to Bank (i) on or before December 31 of the prior fiscal year, a preliminary operating budget for such year and (ii) on or before March 1 of such year, a final operating budget for such year that has been approved by Parent’s board of directors.”

3.             Bank and Borrowers hereby agree that Borrowers shall not be required to provide Bank with a deed of trust or other security instrument with respect to that certain real property acquired by Ashford in October 2010 which is located at 2300 Lincolnway, Clinton, Iowa 52732 and previously known as the Best Western Frontier Inn.

4.             Bank hereby acknowledges and consents to Ashford’s proposed change in accreditation from the Higher Learning Commission of the North Central Association of Colleges and Schools to the Western Association of Schools and Colleges.

5.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents.  The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Documents, as in effect prior to the date hereof.

7.             Each Borrower represents and warrants that the Representations and Warranties contained in the Loan Documents are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by each Borrower;

(b)           an amendment fee in the amount of Five Hundred Dollars ($500), which may be debited from any of Borrowers’ accounts;

(c)           all reasonable Bank Expenses incurred through the date of this Amendment; and

(d)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

9.             This Amendment may be executed in two or more original, facsimile or PDF counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK		BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

By:	/s/ Greg Park	By:	/s/ Brandon Pope
Name:	Greg Park	Name:	Brandon Pope
Title:	VP	Title:	Corporate Controller

BRIDGEPOINT EDUCATION REAL ESTATE
HOLDINGS, LLC,
an Iowa limited liability company

		By:	Bridgepoint Education, Inc.,
a Delaware corporation
		Its:	Sole Member

		By:	/s/ Brandon Pope
		Name:	Brandon Pope
		Title:	Corporate Controller

[Signature Page to Third Amendment to Loan Documents]

ASHFORD UNIVERSITY, LLC,
an Iowa limited liability company

By:	Bridgepoint Education, Inc.,
a Delaware corporation
Its:	Sole Member

By:	/s/ Brandon Pope
Name:	Brandon Pope
Title:	Corporate Controller

UNIVERSITY OF THE ROCKIES, LLC,
a Colorado limited liability company

By:	Bridgepoint Education, Inc.,
a Delaware corporation
Its:	Sole Member

By:	/s/ Brandon Pope
Name:	Brandon Pope
Title:	Corporate Controller

WAYPOINT OUTCOMES, LLC,
a Delaware limited liability company

By:	Bridgepoint Education, Inc.,
a Delaware corporation
Its:	Sole Member

By:	/s/ Brandon Pope
Name:	Brandon Pope
Title:	Corporate Controller

[Signature Page to Third Amendment to Loan Documents]